The Avalon Capital
                       Appreciation Fund


                 A Series of The Avalon Fund
                      of Ann Arbor, Inc.
                     1350 Highland Drive
                           Suite A
                     Ann Arbor, MI 48108
                       1-877-228-2566


                       -------------
                       ANNUAL REPORT
                       -------------


                     September 30, 1999


October 29, 1999

Dear Shareholders,

We are pleased to provide the Avalon Capital Appreciation Fund annual report, which covers the twelve month period ended September 30, 1999.

The Fund's total return since its inception on October 2, 1998, increased 20.3%*, without effect of the front-end sales charge, versus an increase of 22.07% for the Russell 2000 Index**.

During our initial year of fund operation, assets have grown to $1,125,601. New and existing shareholders continue to invest in the Fund as the number of shareholders has increased to 77. The Distributor, Questar Capital Corporation, has established a sales force of over 150 licensed representatives to offer shares in the Fund to investors. The Fund is registered in twelve states: CA, CO, IN, KS, KY, MI, NV, NM, OH, TN, VA, WY.

The Fund's objective is to achieve long term growth through capital appreciation. The portfolio will seek long-term capital growth by investing mainly in stocks of small-to-mid capitalization companies which have the potential to rise in price. Navellier Management Company is currently the sub-advisor of the Fund. In an attempt to enhance returns or hedge the long portion of the portfolio, the Avalon Capital Appreciation Fund may use options and/or short sales.

During the last twelve months, the U.S. economy has experienced strong growth and low inflation. Large capitalization growth stocks, technology stocks in particular, have dominated market performance. However, inflation fears persist. In June and in late August, the Federal Reserve increased interest rates in an effort to contain stock and bond prices. Despite the anxiety over interest rates, many experts agree that the economy is still fundamentally strong, and we remain optimistic about the prospects for continued growth in the markets.

If you have any questions, or need additional information, please call 1-877-228-2566. It will be our pleasure to assist you.



Sincerely,

/S/ROBERT BOONE
Robert Boone, President



 * 14.59% is the load adjusted return reflecting the 4.75% front-end sales charge.
** Russell 2000 returns are calculated with reinvested dividends and assume no transaction costs.



THE AVALON CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------
[GRAPHIC OMITTED: PERFORMANCE UPDATE -- $10,000 INVESTMENT]

PERFORMANCE UPDATE -- $10,000 INVESTMENT
For the period from October 2, 1998 (commencement of operations) to September 30, 1999

            The Avalon Capital       Russell
            Appreciation Fund         2000
 10/2/98           9,525             10,000
11/30/98           9,744             11,363
 1/31/99           9,830             12,205
 3/31/99           9,582             11,360
 5/31/99          10,401             12,532
 7/31/99          10,916             12,706
 9/30/99          11,459             12,207


This graph depicts the performance of the Avalon Capital Appreciation Fund versus the Russell 2000 Index. It is important to note that the Avalon Capital Appreciation Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

         Annualized Total Return
       Commencement of operations
            through 9/30/99
-----------------------------------------
with sales charge    without sales charge
     14.59%                20.30%

(bullet) This graph assumes an initial $10,000 investment on October 2, 1998. All dividends and distributions are reinvested.

(bullet) At September 30, 1999, the Fund would have grown to $11,459 with the front end sales charge ($12,030 without the front end sales charge), total annualized investment return of 20.3% without sales charge (14.59% with 4.75% front end sales charge) since inception October 2, 1998.

(bullet) At September 30, 1999, a similar investment in the Russell 2000 Index would have grown to $12,207, total annualized investment return of 22.07% since October 2, 1998.




THE AVALON CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
September 30, 1999
                                                        Shares            Value
                                                      ----------    ----------------
COMMON STOCK -- 85.38%
Business Equipment and Services -- 8.08%
Adaptec, Inc.*                                             700        $     27,781
Alpha Industries, Inc.*                                    550              31,023
EMC Corp.*                                                 450              32,147
                                                                      ------------
                                                                            90,951
                                                                      ------------
Computer Services and Software -- 23.84%
Adobe Systems, Inc.                                        320              36,320
BroadVision, Inc.*                                         350              46,572
Citrix Systems, Inc.*                                      400              24,775
Clarify, Inc.*                                             600              30,187
Electronics for Imaging, Inc.*                             400              20,563
Emulex Corp.*                                              250              21,469
Macromedia, Inc.*                                          500              20,437
Mercury Interactive Corp.*                                 700              45,194
Sandisk Corp.*                                             350              22,816
                                                                      ------------
                                                                           268,333
                                                                      ------------
Consumer Services -- 1.58%
Catalina Marketing Corp.*                                  210              17,811
                                                                      ------------
Electronics and Electrical Equipment -- 23.60%
Applied Micro Circuits Corp.*                              700              39,900
CommScope, Inc.*                                           800              26,000
Galileo Technology Ltd.*                                 1,000              25,000
Gemstar International Group Ltd.*                          325              25,391
Jabil Circuit, Inc.*                                       450              22,275
Power Integrations, Inc.*                                  350              24,238
QLogic Corp.*                                              400              27,950
RF Micro Devices, Inc.*                                    950              43,463
TriQuint Semiconductor, Inc.*                              550              31,453
                                                                      ------------
                                                                           265,670
                                                                      ------------
Health Care -- 9.26%
Andrx Corp.*                                               325              19,023
Apria Healthcare Group, Inc.*                            1,400              23,450
Arthrocare Corp.*                                          400              21,850
Medimmune, Inc.*                                           400              39,863
                                                                      ------------
                                                                           104,186
                                                                      ------------
Materials and Processing -- 5.09%
Minimed Inc.*                                              325              31,931
Optical Coating Laboratory, Inc.                           275              25,317
                                                                      ------------
                                                                            57,248
                                                                      ------------
Medical Supplies and Devices -- 5.66%
VISX, Inc.*                                                500              39,547
Waters Corp.*                                              400              24,225
                                                                      ------------
                                                                            63,772
                                                                      ------------
Miscellaneous Manufacturing -- 1.85%
Helix Technology Corp.                                     625              20,781
                                                                      ------------
Printing -- 2.54%
Valassis Communications, Inc.*                             650              28,559
                                                                      ------------
Retail -- 3.88%
Abercrombie & Fitch Co.*                                   600              20,437
Best Buy Co.*                                              375              23,273
Gap, Inc. (The)                                              1                  16
                                                                      ------------
                                                                            43,726
                                                                      ------------
Total Common Stock (Cost $831,204)                                         961,037
                                                                      ------------
SHORT-TERM INVESTMENTS -- 8.88%
Evergreen Money Market Trust CL Y -- 3.95% (Cost $100,000)                 100,000
                                                                      ------------
Total Investments -- 94.26% (Cost $931,204)                              1,061,037
                                                                      ------------
Other Assets in Excess of Liabilities -- 5.74%                              64,564
                                                                      ------------
NET ASSETS -- 100.00%                                                 $  1,125,601
                                                                      ============

* Non-income producing investment.


                         See notes to financial statements.




THE AVALON CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999

ASSETS:
Investments, at market (identified cost $931,204)                            $  1,061,037
Cash                                                                               67,887
Receivables:
Dividends and interest                                                                278
Fund shares sold                                                                    2,482
                                                                             ------------
Total assets                                                                    1,131,684
                                                                             ------------
LIABILITIES:
Payables:
Accrued distribution fees                                                             907
Due to advisor                                                                      1,748
Other liabilities                                                                   3,428
                                                                             ------------
Total liabilities                                                                   6,083
                                                                             ------------
NET ASSETS                                                                   $  1,125,601
                                                                             ============
NET ASSETS CONSIST OF:
Paid-in capital                                                              $    995,768
Net unrealized gain on investments                                                129,833
                                                                             ------------
Net Assets (100,000,000 shares of $0.001 par beneficial interest authorized;
93,531 shares outstanding)                                                   $  1,125,601
                                                                             ============
Net Asset Value and redemption price per share                               $      12.03
                                                                             ============
Offering price per share ($12.03 (divided by) 0.9525)                        $      12.63
                                                                             ============


                         See notes to financial statements.




THE AVALON CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1999*

INVESTMENT INCOME:
Interest                                                                  $    2,268
Dividends                                                                      2,979
                                                                          ----------
Total investment income                                                        5,247
                                                                          ----------
EXPENSES:
Investment advisory fees                                                       2,589
Distribution fees                                                              5,177
Service fee                                                                    7,507
                                                                          ----------
Total expenses before fee waivers                                             15,273
                                                                          ----------
Fees waived by Advisor                                                        (2,109)
                                                                          ----------
Total net expenses                                                            13,164
                                                                          ----------
Net investment loss                                                           (7,917)
                                                                          ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                               1,636
Net change in unrealized appreciation on investments                         129,833
                                                                          ----------
                                                                             131,469
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  123,552
                                                                          ==========

* The Avalon Capital Appreciation Fund commenced operations on October 2, 1998.


                         See notes to financial statements.




THE AVALON CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                                            For the Year
                                                                                Ended
                                                                         September 30, 1999*
                                                                     --------------------------
INCREASE IN NET ASSETS
Operations:
Net investment loss                                                         $     (7,917)
Net realized gain on investments                                                   1,636
Net change in unrealized appreciation on investments                             129,833
                                                                            ------------
Net increase in net assets resulting from operations                             123,552
                                                                            ------------
Increase in net assets from Fund share transactions                            1,002,049
                                                                            ------------
Increase in net assets                                                         1,125,601

NET ASSETS:
Beginning of period                                                                    0
                                                                            ------------
End of period (including accumulated undistributed
net investment income of $0)                                                $  1,125,601
                                                                            ------------

* The Avalon Capital Appreciation Fund commenced operations on October 2, 1998.

                         See notes to financial statements.




THE AVALON CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding from October 2, 1998 through September 30, 1999)

                                                                              For the Year
                                                                                  Ended
                                                                            September 30, 1999*
                                                                       --------------------------
Net Asset Value, Beginning of Period                                           $    10.00
                                                                               ----------
Investment Operations:
Net investment loss                                                                 (0.17)
Net realized and unrealized gain on investments                                      2.20
                                                                               ----------
Total from investment operations                                                     2.03
                                                                               ----------
Net Asset Value, End of Period                                                 $    12.03
                                                                               ----------
Total Return                                                                        20.30%

Ratios/Supplemental Data
Net assets, end of period (in 000's)                                           $    1,126
Ratio of expenses to average net assets:
Before expense reimbursement                                                         2.95%(1)
After expense reimbursement                                                          2.54%(1)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement                                                        (1.94)%(1)
After expense reimbursement                                                         (1.53)%(1)
Portfolio turnover rate                                                             183.71%

(1) Annualized
* The Avalon Capital Appreciation Fund commenced operations on October 2, 1998.

Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

                         See notes to financial statements.



THE AVALON CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
September 30, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Avalon Fund of Ann Arbor, Inc. (the "Company") was incorporated under the laws of the state of Maryland on March 17, 1998, and consists solely of The Avalon Capital Appreciation Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is long-term growth through capital appreciation. The Fund became effective with the SEC on October 1, 1998 and commenced operations on October 2, 1998.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Questar Capital Corporation (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS

Paid-in capital at September 30, 1999 was $995,768.

Transactions in shares of the Fund for the year ended September 30, 1999 were as follows:

                                       Shares           Amount
                                  --------------    --------------
Sold                                      94,838    $    1,015,836
Redeemed                                  (1,307)          (13,787)
                                  --------------    --------------
Net Increase                              93,531    $    1,002,049
                                  ==============    ==============

3.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended September 30, 1999, were as follows:

Purchases                             $1,701,238
Sales                                    871,671

At September 30, 1999, net unrealized appreciation of investments for tax purposes were as follows:

Appreciation                           $ 160,486
Depreciation                             (30,653)
                                  --------------
Net appreciation on investments   $      129,833
                                  ==============

At September 30, 1999, the cost of investments for federal income tax purposes was $931,204.

4. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a Management Agreement with Questar Capital Corporation (the "Advisor") to provide investment management services to the Fund. Under the terms of the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, equal to 0.50% of average net asset value of the Fund. For the period ended March 31, 1999, the Advisor voluntarily waived their advisory fees. For the year ended September 30, 1999, the advisor received advisory fees of $2,051.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.45% as applied to the Fund's daily net assets. For the period ended March 31, 1999, the Advisor voluntarily waived their service fees. For the year ended September 30, 1999, the advisor received Servicing Agreement fees of $5,936.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but no limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and recordkeeping services.

The Fund has entered into a Distribution Agreement with the Advisor to provide distribution services as underwriter/distributor of the Fund. For the year ended September 30, 1999, Questar Capital Corporation, the Fund's underwriter, received $35,411 from commissions earned on sales of shares of the Fund. The total amount was retained by the underwriter.

A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for the Fund. The plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.75% of the Funds average daily net assets (1/12 of 0.75% monthly) to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Funds shares. The distribution plan also allows for a fee of up to 0.25% of average daily net assets, to be paid to persons or institutions for providing certain servicing functions to prospective and existing shareholders. For the year ended September 30, 1999, Questar Capital Corporation received 12b-1 fees of $5,177.

Certain directors and officers of the Fund are directors and officers of the Advisor.

5. RECLASSIFICATIONS

In accordance with SOP 93-2, the fund has recorded a reclassification in the capital accounts. As of September 30, 1999, the fund recorded permanent book/tax differences of $1,636 from net investment loss to accumulated undistributed net realized gain and $6,281 from net investment loss to Paid-in capital. This reclassification has no impact on the net asset value of the fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.



THE AVALON CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
The Avalon Capital Appreciation Fund

We have audited the accompanying statement of assets and liabilities of The Avalon Capital Appreciation Fund, including the schedule of portfolio investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and financial highlights for the period from October 2, 1998 to September 30, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of September 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Avalon Capital Appreciation Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the period from October 2, 1998 to September 30, 1999 in the period then ended, in conformity with generally accepted accounting principles.


/S/MCCURDY & ASSOCIATES CPA'S, INC.
McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
October 20, 1999



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                   The Avalon Capital Appreciation Fund

                           INVESTMENT ADVISOR
                       Questar Capital Corporation
                         1350 Highland Drive
                               Suite A
                         Ann Arbor, MI 48108

                      ADMINISTRATOR & TRANSFER AGENT
                       Declaration Service Company
                              P.O. Box 844
                         Conshohocken, PA 19428

                               DISTRIBUTOR
                       Questar Capital Corporation
                           1350 Highland Drive
                                Suite A
                           Ann Arbor, MI 48108

                              CUSTODIAN BANK
                        First Union National Bank
                          1339 Chestnut Street
                         Philadelphia, PA 19107

                         INDEPENDENT ACCOUNTANTS
                      McCurdy & Associates CPA's Inc.
                           27955 Clemens Road
                            Westlake, OH 44145